UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 14, 2002
                                                         ---------------


                                   XAIBE, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       0-22678                  76-0594907
----------------------------        --------------         ---------------------
(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                   file number)         Identification Number)


                   1014 Wirt Road, #245, Houston, Texas 77055
               (Address of principal executive offices)(Zip Code)


                                 (713) 688-0400
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                   -------------------------------------------
                        (Former name and former address,
                         if changed since last report)

Item 3.  Bankruptcy or Receivership

         On June 14, 2002, the Registrant's principal subsidiary, PolarShield, Inc., filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in United States Bankruptcy Court for the Southern District of Texas. A copy of the related press release is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          Exhibit No.                   Description

            99.1 Press Release issued by the Registrant on June 18, 2002 announcing that it's principal subsidiary, PolarShield, Inc., has filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in United States Bankruptcy Court for the Southern District of Texas.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   XAIBE, INC.

Dated: June 18, 2002
                                             By:   /s/ Lowell Nicholas
                                                --------------------------------
                                                       Lowell Nicholas
                                                       Chief Executive Officer

              XAIBE, INC. SUBSIDIARY, POLARSHIELD, INC., FILES FOR
                              CHAPTER 11 PROTECTION

For Immediate Release:

     Houston, Texas - June 18, 2002- Xaibe, Inc. (OTCBB: XAIB) today announced that its subsidiary PolarShield, Inc., filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in U.S. Bankruptcy Court for the Southern District of Texas on June 14, 2002.

     Xaibe President, Lowell Nicholas, stated that "filing of the Chapter 11 petition by PolarShield was necessary to protect and preserve the company's rights to its principal asset, the licensing agreement under which PolarShield manufactures and markets its patented `polarized refrigerant oil additive'."

     The licensing agreement, along with the proprietary improvements made to the original patent by PolarShield, Inc., is the basis for the company's principal product marketed under the trade name PolarShield(TM). PolarShield(TM) increases the efficiency of air conditioning and refrigeration systems. PolarShield, Inc. is engaged in the marketing of energy management and conservation solutions utilizing PolarShield(TM).

     The Chapter 11 filing will provide PolarShield, Inc. with an orderly and organized process that allows the company to develop a comprehensive Plan of Reorganization that is expected to result in restoration of the company to financial health and fair compensation to the creditors of PolarShield, Inc.

This release contains certain statements that may be deemed "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, PolarShield's ability to develop, and secure needed capital to carry out, a satisfactory plan of reorganization, to return the company to financial health and to provide fair compensation to creditors. Actual results may differ materially from these statements due to risks and uncertainties beyond the company's control. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated at the time the forward-looking statements are made. Xaibe undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.